SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  April 12, 1996




                        IES INDUSTRIES INC.
     (Exact name of registrant as specified in its charter)





    Iowa                            1-9187              42-1271452
(State or other jurisdiction      (Commission        (I.R.S. Employer
 of incorporation)                 File No.)          Identification No.)



IES Tower, Cedar Rapids, Iowa                              52401
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: 319-398-4411



Item 5.  Other Events.


      G. Sharp Lannom, IV, Director of IES Industries Inc., has resigned effective April 12, 1996.



      The resignation letter from Mr. Lannom is attached.



Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.



(c)  Exhibits

     99   Letter dated April 12, 1996.




                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       IES INDUSTRIES INC.
                                          (Registrant)




               By /s/                Stephen W. Southwick
                                          (Signature)
                                     Stephen W. Southwick
                               Vice President, General Counsel &
                                           Secretary


Date:        April 17, 1996